UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:  Managed Account Series

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund (formerly BlackRock GA Enhanced Equity Fund)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2018

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

ANNUAL REPORT

Managed Account Series

➢	BlackRock GA Disciplined Volatility Equity Fund
➢	BlackRock GA Enhanced Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2018	BlackRock GA Disciplined Volatility Equity Fund

Investment Objective

BlackRock GA Disciplined Volatility Equity Fund’s (the “Fund”) investment objective is to seek to provide risk-adjusted total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2018, the Fund underperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities) and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

An overweight allocation to Europe and an underweight allocation to the United States detracted from the Fund’s performance during the period. From a sector perspective, stock selection in industrials, consumer staples, real estate, and consumer discretionary weighed on returns. An overweight position and stock selection within materials also detracted from performance.

An underweight allocation to Canada and an overweight allocation to the United Kingdom contributed to performance. From a sector perspective, an overweight allocation to health care and stock selection in utilities and information technology (“IT”) had a positive impact on performance.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation decreased from 98% to 96% of net assets. Within equities, the Fund decreased exposure to Europe and increased exposure to the United States. On a sector basis, the Fund decreased exposure to communication services, industrials, utilities, materials, and real estate, and increased exposure to IT, energy, health care, and consumer staples.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight in the United States and China, and underweight in emerging markets and Japan. From a sector perspective, the Fund was overweight in health care, energy, IT, utilities, and consumer discretionary, and underweight in financials, consumer staples, and industrials.

With respect to currency exposure, the Fund was overweight to the euro and the British pound sterling and was underweight to the Japanese yen and select currencies in emerging Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Percent of Net Assets
Waste Management, Inc.	2%
Nestle SA, Registered Shares	2
Verizon Communications, Inc.	2
NTT DOCOMO, Inc.	2
Merck & Co., Inc.	2
Procter & Gamble Co.	2
CLP Holdings Ltd.	2
McDonald’s Corp.	2
Paychex, Inc.	2
China Mobile Ltd.	1

GEOGRAPHIC ALLOCATION

	Percent of Net Assets
United States	60%
Japan	11
Hong Kong	6
Switzerland	5
Taiwan	3
Canada	3
South Korea	2
Italy	2
China	1
Singapore	1
United Kingdom	1
Denmark	1
Netherlands	1
Germany	1
Other	—	(a)
Other Assets Less Liabilities	2

(a)	Other includes a 1% or less investment in Peru and Spain.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock GA Disciplined Volatility Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(c)

The Fund invests in a portfolio of U.S. and foreign equity securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(d)

This unmanaged index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 24 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

Performance Summary for the Period Ended October 31, 2018

	6-Month Total Returns	Average Annual Total Returns (a)
		1 Year	Since Inception (b)
Fund	(2.39)%	(1.83)%	0.78%
MSCI ACWI Minimum Volatility (USD) Index	1.21	3.61	4.91

(a)	See “About Fund Performance” on page 8 for a detailed description of performance related information.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
GA Disciplined Volatility Equity	$1,000.00	$976.10	$2.64	$1,000.00	$1,022.53	$2.70	0.53%

(a)

For shares of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of October 31, 2018	BlackRock GA Enhanced Equity Fund

Investment Objective

BlackRock GA Enhanced Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

On November 13, 2018 , the Fund’s Board approved a proposal to change the name of the Fund to BlackRock GA Dynamic Equity Fund. This change is effective January 1, 2019.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2018, the Fund underperformed its benchmark, the MSCI World Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities) and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

An overweight allocation to Japan and an underweight allocation to the United States detracted from the Fund’s performance during the period. From a sector perspective, stock selection in consumer discretionary, health care, information technology (“IT”), financials, materials, and energy weighed on returns.

Stock selection in industrials and an underweight allocation to utilities contributed to the Fund’s relative performance. Currency management, notably an overweight allocation to the Japanese yen, also had a positive impact on performance.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives contributed to the Fund’s performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation decreased from 98% to 96% of net assets. Within equities, the Fund decreased exposure to Europe and Japan and increased exposure to the United States and emerging markets. On a sector basis, the Fund decreased exposure to financials, consumer discretionary, industrials, energy, and IT, and increased exposure to communication services, health care, consumer staples, real estate, and utilities.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight to emerging markets and Japan, and underweight to the United States and developed Europe. From a sector perspective, the Fund was overweight in communication services, health care, energy, and materials, and underweight in financials, IT, industrials, consumer discretionary, and consumer staples.

With respect to currency exposure, the Fund was overweight to the British pound sterling and select currencies in emerging Asia and Latin America, and was underweight to the U.S. dollar and Swiss franc.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Percent of Net Assets
Apple, Inc.	3%
Alphabet, Inc., Class A	3
Facebook, Inc., Class A	3
Johnson & Johnson	3
Royal Dutch Shell PLC, Class B	2
Microsoft Corp.	2
CVS Health Corp.	2
Wells Fargo & Co.	2
Comcast Corp.	2
Bank of America Corp.	2

GEOGRAPHIC ALLOCATION

Percent of Net Assets
United States	57%
Japan	14
France	4
Netherlands	4
Germany	3
United Kingdom	2
Canada	2
China	2
Hong Kong	2
South Korea	2
Taiwan	2
Switzerland	1
Italy	1
Brazil	1
United Arab Emirates	1
Singapore	1
Spain	1
Belgium	1
Other	— (a)
Liabilities in excess of other assets	(1)

(a)	Other includes a 1% or less investment in Czech Republic, Indonesia, Portugal and Thailand.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock GA Enhanced Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(c)

The Fund invests in a portfolio of U.S. and foreign equity securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(d)

This unmanaged index captures large and mid cap representation across 23 developed markets countries. With 1,648 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Performance Summary for the Period Ended October 31, 2018

	6-Month Total Returns	Average Annual Total Returns (a)
		1 Year	Since Inception (b)
Fund	(8.25)%	(4.54)%	3.31%
MSCI World Index	(2.17)	1.16	5.46

(a)	See “About Fund Performance” on page 8 for a detailed description of performance related information.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
GA Enhanced Equity	$1,000.00	$917.50	$2.56	$1,000.00	$1,022.53	$2.70	0.53%

(a)

For shares of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Fund shares are not subject to any sales charges. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, waived and/or reimbursed a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2018 and held through October 31, 2018 are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2018	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.1%

Canada — 2.9%
First Capital Realty, Inc.	580	$8,653
Goldcorp, Inc.	755	6,819
RioCan Real Estate Investment Trust	2,844	51,849
Rogers Communications, Inc., Class B	1,031	53,091
Shaw Communications, Inc., Class B	181	3,370
TELUS Corp.	663	22,703

		146,485
China — 1.5%
Agricultural Bank of China Ltd., Class H	71,000	31,145
Sinopec Shanghai Petrochemical Co. Ltd., Class H	96,000	42,112

		73,257
Denmark — 1.0%
Coloplast A/S, Class B	301	28,103
H Lundbeck A/S	476	22,229

		50,332
Germany — 0.6%
TUI AG	1,759	29,206

Hong Kong — 6.1%
China Mobile Ltd.	8,000	74,777
China Resources Beer Holdings Co. Ltd.	4,000	13,900
CK Infrastructure Holdings Ltd.	7,500	54,801
CLP Holdings Ltd.	7,500	84,067
COSCO SHIPPING Ports Ltd.	6,000	6,121
Link REIT	2,000	17,725
Power Assets Holdings Ltd.	8,500	56,743

		308,134
Italy — 1.6%
Intesa Sanpaolo SpA	6,452	14,272
Luxottica Group SpA	96	6,029
Snam SpA	14,970	61,895

		82,196
Japan — 11.5%
Ajinomoto Co., Inc.	2,000	32,311
ANA Holdings, Inc.	700	23,543
Astellas Pharma, Inc.	300	4,635
Benesse Holdings, Inc.	300	8,362
Eisai Co. Ltd.	400	33,362
Hankyu Hanshin Holdings, Inc.	700	23,078
Japan Airlines Co. Ltd.	100	3,560
Japan Prime Realty Investment Corp.	2	7,143
Japan Real Estate Investment Corp.	4	20,632
Japan Retail Fund Investment Corp.	2	3,694
Kyushu Railway Co.	1,700	52,129
McDonald’s Holdings Co. Japan Ltd.	400	17,619
MEIJI Holdings Co. Ltd.	300	19,941
Mitsubishi Tanabe Pharma Corp.	1,300	19,218
Nippon Building Fund, Inc.	3	17,149
Nissin Foods Holdings Co. Ltd.	600	38,765
NTT DOCOMO, Inc.	3,600	90,754
Ono Pharmaceutical Co. Ltd.	500	11,397
Oracle Corp. Japan	500	33,943
Otsuka Corp.	300	9,970
Otsuka Holdings Co. Ltd.	400	19,171
Sankyo Co. Ltd.	700	26,707
United Urban Investment Corp.	16	24,375
Yamada Denki Co. Ltd.	7,100	33,475

		574,933
Netherlands — 0.7%
Koninklijke Ahold Delhaize NV	1,456	33,362

Security	Shares	Value
Peru — 0.3%
Compania de Minas Buenaventura SA — ADR	1,133	$15,681

Singapore — 1.2%
CapitaLand Mall Trust	37,700	57,428

South Korea — 1.7%
DB Insurance Co. Ltd.	187	11,782
KT&G Corp.	412	36,739
SK Telecom Co. Ltd.	158	37,159

		85,680
Spain — 0.1%
Amadeus IT Group SA	26	2,096

Switzerland — 5.3%
Nestle SA, Registered Shares	1,192	100,632
Novartis AG, Registered Shares	484	42,405
Roche Holding AG	297	72,278
Swiss Prime Site AG, Registered Shares	633	51,412

		266,727
Taiwan — 2.9%
Asustek Computer, Inc.	3,000	22,202
Hua Nan Financial Holdings Co. Ltd.	7,000	3,948
Mega Financial Holding Co. Ltd.	22,000	18,592
Synnex Technology International Corp.	41,000	44,123
Taiwan Cooperative Financial Holding Co. Ltd.	71,000	39,925
Taiwan Mobile Co. Ltd.	5,000	17,867

		146,657
United Kingdom — 1.1%
GlaxoSmithKline PLC	2,369	45,760
Royal Mail PLC	2,403	11,027

		56,787
United States — 59.6%
Adobe, Inc.(a)	141	34,652
Aetna, Inc.	351	69,638
Allstate Corp.	720	68,918
Ameren Corp.	171	11,043
American Electric Power Co., Inc.	826	60,595
Aon PLC	104	16,243
Apple, Inc.	74	16,196
AT&T, Inc.	838	25,710
Athene Holding Ltd., Class A(a)	36	1,646
Automatic Data Processing, Inc.	299	43,080
Baxter International, Inc.	118	7,376
Bristol-Myers Squibb Co.	1,104	55,796
Broadridge Financial Solutions, Inc.	198	23,154
Chevron Corp.	472	52,699
Cigna Corp.	253	54,094
Cisco Systems, Inc.	1,379	63,089
Cognizant Technology Solutions Corp., Class A	791	54,603
Comcast Corp., Class A	1,492	56,905
CommScope Holding Co., Inc.(a)	1,420	34,165
Conagra Brands, Inc.	1,326	47,206
Costco Wholesale Corp.	6	1,372
CVS Health Corp.	167	12,089
Darden Restaurants, Inc.	296	31,539
Dell Technologies, Inc., Class V(a)	381	34,439
Dollar General Corp.	500	55,690
DTE Energy Co.	408	45,859
Duke Energy Corp.	163	13,469
eBay, Inc.(a)	956	27,753
Eli Lilly & Co.	260	28,194
Entergy Corp.	644	54,064
Evergy, Inc.	105	5,879
Eversource Energy	240	15,182

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) October 31, 2018	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Exxon Mobil Corp.	124	$9,880
F5 Networks, Inc.(a)	92	16,126
Fidelity National Financial, Inc.	216	7,225
Gilead Sciences, Inc.	602	41,044
Harris Corp.	428	63,648
Home Depot, Inc.	276	48,543
Humana, Inc.	144	46,139
Intel Corp.	755	35,394
International Business Machines Corp.	541	62,448
Intuit, Inc.	268	56,548
J.M. Smucker Co.	22	2,383
Johnson & Johnson	479	67,055
Kellogg Co.	536	35,097
L3 Technologies, Inc.	4	758
Lockheed Martin Corp.	49	14,399
Lowe’s Cos., Inc.	153	14,569
McDonald’s Corp.	458	81,020
Merck & Co., Inc.	1,216	89,510
Microsoft Corp.	569	60,775
Motorola Solutions, Inc.	12	1,471
Newmont Mining Corp.	1,514	46,813
NextEra Energy, Inc.	127	21,908
Northrop Grumman Corp.	145	37,983
Occidental Petroleum Corp.	861	57,747
Oracle Corp.	784	38,291
Paychex, Inc.	1,184	77,540
Pfizer, Inc.	1,126	48,486
Philip Morris International, Inc.	381	33,555
Procter & Gamble Co.	971	86,108
Raytheon Co.	333	58,288
RenaissanceRe Holdings Ltd.	34	4,153
Republic Services, Inc.	765	55,600
Stryker Corp.	303	49,153
Travelers Cos., Inc.	184	23,024
Tyson Foods, Inc., Class A	212	12,703
Ulta Salon Cosmetics & Fragrance, Inc.(a)	10	2,745
UnitedHealth Group, Inc.	136	35,544
Varian Medical Systems, Inc.(a)	479	57,178
Verizon Communications, Inc.	1,659	94,712

Security	Shares	Value
United States (continued)
Walmart, Inc.	258	$25,872
Waste Management, Inc.	1,172	104,859
WEC Energy Group, Inc.	757	51,779
Xcel Energy, Inc.	507	24,848
Yum China Holdings, Inc.	242	8,731
Yum! Brands, Inc.	624	56,416

		2,990,405

Total Long-Term Investments — 98.1% (Cost — $4,867,156)		4,919,366

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, T-Fund,
Institutional Class, 2.07%(b)(c)	27,321	27,321

Total Short-Term Securities — 0.5% (Cost — $27,321)		27,321

Total Investments Before Investments Sold Short — 98.6% (Cost — $4,894,477)		4,946,687

Investments Sold Short — (0.3%)

Common Stocks
United States — (0.3%)
DaVita, Inc.(a)	(13)	(876)
Marsh & McLennan Cos., Inc.	(151)	(12,797)

Total Investments Sold Short — (0.3)% (Proceeds — $13,636)		(13,673)

Total Investments, Net of Investments Sold Short — 98.3% (Cost — $4,880,841)		4,933,014
Other Assets Less Liabilities — 1.7%		84,245

Net Assets — 100.0%		$5,017,259

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

(c)

During the year ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	83,100	(55,779)	27,321	$27,321	$1,248	$1	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	164,548	EUR	140,905	BNP Paribas S.A.	01/07/19	$3,952
USD	201,829	JPY	22,458,772	Goldman Sachs International	01/07/19	1,603
USD	100,984	SGD	138,793	Morgan Stanley & Co. International PLC	01/07/19	642

						6,197

AUD	170,000	USD	121,072	Morgan Stanley & Co. International PLC	01/07/19	(596)
CAD	225,000	USD	173,004	JPMorgan Chase Bank N.A.	01/07/19	(1,841)
GBP	130,000	USD	172,766	Morgan Stanley & Co. International PLC	01/07/19	(6,002)

						(8,439)

	Net unrealized depreciation					$(2,242)

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock GA Disciplined Volatility Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$6,197	$—	$—	$6,197

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$8,439	$—	$—	$8,439

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(15,501)	$—	$—	$(15,501)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(2,383)	$—	$—	$(2,383)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$632,772
Average amounts sold — in USD	$402,921

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$6,197	$8,439

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$6,197	$8,439
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$6,197	$8,439

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
BNP Paribas S.A.	$3,952	$—	$—	$—	$3,952
Goldman Sachs International	1,603	—	—	—	1,603
Morgan Stanley & Co. International PLC	642	(642)	—	—	—

	$6,197	$(642)	$—	$—	$5,555

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2018	BlackRock GA Disciplined Volatility Equity Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Morgan Stanley & Co. International PLC	$6,598	$(642)	$—	$—	$5,956
JPMorgan Chase Bank N.A.	1,841	—	—	—	1,841

	$8,439	$(642)	$—	$—	$7,797

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Canada	$146,485	$—	$—	$146,485
China	—	73,257	—	73,257
Denmark	—	50,332	—	50,332
Germany	—	29,206	—	29,206
Hong Kong	—	308,134	—	308,134
Italy	—	82,196	—	82,196
Japan	—	574,933	—	574,933
Netherlands	—	33,362	—	33,362
Peru	15,681	—	—	15,681
Singapore	—	57,428	—	57,428
South Korea	11,782	73,898	—	85,680
Spain	—	2,096	—	2,096
Switzerland	—	266,727	—	266,727
Taiwan	—	146,657	—	146,657
United Kingdom	—	56,787	—	56,787
United States	2,990,405	—	—	2,990,405
Short-Term Securities	27,321	—	—	27,321

	$3,191,674	$1,755,013	$—	$4,946,687

Liabilities:
Investments:
Investments Sold Short	$(13,673)	$—	$—	$(13,673)

	$3,178,001	$1,755,013	$—	$4,933,014

Derivative Financial Instruments(a)
Assets:
Forward foreign currency contracts	$—	$6,197	$—	$6,197
Liabilities:
Forward foreign currency contracts	—	(8,439)	—	(8,439)

	$—	$(2,242)	$—	$(2,242)

(a)	Derivative financial instruments are forward currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instruments.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock GA Disciplined Volatility Equity Fund

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 2 (a)	Transfers Out of Level 1 (a)
Assets:
Investments:
Common Stocks:
Italy	$45,656	$(45,656)
South Korea	42,671	(42,671)

	$88,327	$(88,327)

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments October 31, 2018	BlackRock GA Enhanced Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.3%

Belgium — 0.5%
Anheuser-Busch InBev SA	354	$26,118

Brazil — 1.1%
Azul SA — ADR(a)	1,451	35,376
Hapvida Participacoes e Investimentos SA(a)	1,442	9,873
Notre Dame Intermedica Participacoes SA(a)	1,699	11,016

		56,265
Canada — 2.2%
Enbridge, Inc.	900	28,044
Encana Corp.	2,851	29,194
Suncor Energy, Inc.	700	23,481
TransCanada Corp.	800	30,166

		110,885
China — 2.1%
Alibaba Group Holding Ltd. — ADR(a)	314	44,676
Meituan Dianping, Class B(a)	700	4,526
Ping An Healthcare and Technology Co. Ltd.(a)	2,300	11,071
Tencent Holdings Ltd.	1,300	44,537
Want Want China Holdings Ltd.	4,000	2,856

		107,666
Czech Republic — 0.1%
CEZ AS	166	3,950

France — 4.2%
AXA SA	779	19,496
Danone SA	908	64,360
Dassault Aviation SA	11	18,253
Safran SA	345	44,583
Sodexo SA	482	49,200
Unibail-Rodamco-Westfield	111	20,151

		216,043
Germany — 2.9%
Bayer AG, Registered Shares	757	58,026
Fresenius SE & Co. KGaA	945	60,240
Knorr-Bremse AG(a)	322	29,177

		147,443
Hong Kong — 1.5%
CK Infrastructure Holdings Ltd.	500	3,653
CLP Holdings Ltd.	500	5,605
Hang Lung Properties Ltd.	2,000	3,622
HKT Trust & HKT Ltd.	2,000	2,754
Jardine Matheson Holdings Ltd.	83	4,790
Link REIT	500	4,431
Sino Land Co. Ltd.	2,000	3,137
Sun Hung Kai Properties Ltd.	3,500	45,480
Swire Pacific Ltd., Class A	500	5,187

		78,659
Indonesia — 0.1%
Bank Central Asia Tbk PT	1,800	2,800

Italy — 1.3%
Enel SpA	3,999	19,631
Luxottica Group SpA	402	25,279
RAI Way SpA	1,951	10,110
Telecom Italia SpA(a)	17,907	10,532

		65,552
Japan — 13.9%
Ajinomoto Co., Inc.	1,400	22,662
Alfresa Holdings Corp.	100	2,672
Alpine Electronics, Inc.	100	1,702
Asahi Kasei Corp.	1,000	11,998

Security	Shares	Value
Japan (continued)
Astellas Pharma, Inc.	1,700	$26,321
Bridgestone Corp.	100	3,856
Canon Marketing Japan, Inc.	100	1,896
Daicel Corp.	400	4,236
Daikin Industries Ltd.	100	11,591
Denso Corp.	900	40,145
Dowa Holdings Co. Ltd.	100	2,920
East Japan Railway Co.	500	43,759
Exedy Corp.	100	2,469
GS Yuasa Corp.	100	2,056
Hino Motors Ltd.	200	1,923
Hitachi Chemical Co. Ltd.	100	1,578
Hoya Corp.	500	28,422
Japan Airlines Co. Ltd.	1,500	53,237
Japan Aviation Electronics Industry Ltd.	200	2,661
Kamigumi Co. Ltd.	100	2,069
Kinden Corp.	400	6,416
Koito Manufacturing Co. Ltd.	400	19,042
Kuraray Co. Ltd.	100	1,378
Mabuchi Motor Co. Ltd.	100	3,563
Maeda Road Construction Co. Ltd.	100	1,825
Medipal Holdings Corp.	100	2,147
Mitsubishi Electric Corp.	4,000	50,638
Murata Manufacturing Co. Ltd.	300	46,691
Nichias Corp.	100	2,184
Nippo Corp.	100	1,647
Nippon Television Holdings, Inc.	200	3,194
Nitto Denko Corp.	700	43,733
Okumura Corp.	100	3,151
Rohm Co. Ltd.	300	21,091
Seino Holdings Co Ltd.	100	1,386
Shin-Etsu Chemical Co. Ltd.	500	41,780
Stanley Electric Co. Ltd.	100	2,965
Subaru Corp.	1,900	51,252
Suzuki Motor Corp.	800	39,893
Toagosei Co. Ltd.	200	2,056
Toda Corp.	400	2,698
Tokyo Gas Co. Ltd.	1,200	29,576
Tokyo Steel Manufacturing Co. Ltd.	500	3,939
Toray Industries, Inc.	1,900	13,503
Toyota Industries Corp.	500	24,561
TV Asahi Holdings Corp.	200	3,735
Ube Industries Ltd.	700	15,248
Yamato Kogyo Co. Ltd.	100	2,632

		710,097
Netherlands — 4.0%
ABN AMRO Group NV CVA(b)	676	16,615
Koninklijke Philips NV	1,908	71,161
Royal Dutch Shell PLC, Class B	3,622	118,750

		206,526
Portugal — 0.2%
Jeronimo Martins SGPS SA	167	2,054
NOS SGPS SA	1,247	7,006

		9,060
Singapore — 0.9%
CapitaLand Ltd.	17,800	40,351
ComfortDelGro Corp. Ltd.	1,900	3,086
Singapore Telecommunications Ltd.	1,600	3,650

		47,087
South Korea — 1.5%
Coway Co. Ltd.	35	2,159
Doosan Bobcat, Inc.	1,097	34,022
KT&G Corp.	276	24,583

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock GA Enhanced Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
South Korea (continued)
LG Chem Ltd.	14	$4,263
NCSoft Corp.	7	2,638
POSCO	17	3,849
S-Oil Corp.	28	3,047
SK Telecom Co. Ltd.	16	3,763

		78,324
Spain — 0.7%
Cellnex Telecom SAU(b)	1,390	34,578

Switzerland — 1.4%
Nestle SA, Registered Shares	866	73,191

Taiwan — 1.5%
Cathay Financial Holding Co. Ltd.	3,000	4,751
Cheng Shin Rubber Industry Co. Ltd.	1,000	1,407
Chunghwa Telecom Co. Ltd.	6,000	21,233
Far EasTone Telecommunications Co. Ltd.	3,000	7,145
Formosa Chemicals & Fibre Corp.	1,000	3,620
Formosa Petrochemical Corp.	1,000	3,943
Formosa Plastics Corp.	1,000	3,264
Fubon Financial Holding Co. Ltd.	3,000	4,697
Hon Hai Precision Industry Co. Ltd.	1,000	2,547
Nan Ya Plastics Corp.	1,000	2,485
Taiwan Mobile Co. Ltd.	3,000	10,713
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000	7,562
Uni-President Enterprises Corp.	2,000	4,841

		78,208
Thailand — 0.4%
Advanced Info Service PCL, Foreign Registered Shares	800	4,730
Intouch Holdings PCL, Class F	2,200	3,484
PTT Global Chemical PCL, Foreign Registered Shares	1,800	4,195
Siam Cement PCL, Foreign Registered Shares	300	3,783
Thai Oil PCL, Foreign Registered Shares — NVDR	900	2,301

		18,493
United Arab Emirates — 1.0%
NMC Health PLC	1,105	49,824

United Kingdom — 2.3%
GW Pharmaceuticals PLC — ADR(a)	32	4,399
HSBC Holdings PLC	3,997	32,948
Liberty Global PLC, Class A(a)	819	20,991
Vodafone Group PLC	32,317	61,061

		119,399
United States — 54.5%
Air Products & Chemicals, Inc.	342	52,788
Alphabet, Inc., Class A(a)	128	139,594
Altria Group, Inc.	924	60,097
Amazon.com, Inc.(a)	50	79,900
Anadarko Petroleum Corp.	1,145	60,914
Anthem, Inc.	230	63,381
Apple, Inc.	655	143,353
Bank of America Corp.	2,956	81,290
Biogen, Inc.(a)	68	20,690
Charles Schwab Corp.	1,288	59,557
Charter Communications, Inc., Class A(a)	221	70,802
Citigroup, Inc.	494	32,337
Cloudera, Inc.(a)	1,586	21,823
Colgate-Palmolive Co.	175	10,421
Comcast Corp., Class A	2,272	86,654
CVS Health Corp.	1,466	106,124
DaVita, Inc.(a)	178	11,987
Domo, Inc., Class B(a)	73	1,185
DowDuPont, Inc.	814	43,891
Dropbox, Inc., Class A(a)	775	18,189
Edgewell Personal Care Co.(a)	399	19,144
Equity Residential	151	9,809

Security	Shares	Value
United States (continued)
Exxon Mobil Corp.	752	$59,919
Facebook, Inc., Class A(a)	895	135,852
FleetCor Technologies, Inc.(a)	171	34,205
Gilead Sciences, Inc.	625	42,613
HCA Healthcare, Inc.	337	45,000
Johnson & Johnson	924	129,351
JPMorgan Chase & Co.	142	15,481
Liberty Broadband Corp., Class A(a)	287	23,761
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	615	25,363
Marathon Petroleum Corp.	125	8,806
Marsh & McLennan Cos., Inc.	510	43,223
MGM Resorts International	838	22,358
Microsoft Corp.	1,104	117,918
Morgan Stanley	1,154	52,692
Newmont Mining Corp.	1,002	30,982
NextEra Energy Partners LP	389	17,711
NextEra Energy, Inc.	403	69,517
O’Reilly Automotive, Inc.(a)	57	18,283
Pfizer, Inc.	1,700	73,202
Philip Morris International, Inc.	471	41,481
Procter & Gamble Co.	754	66,865
Pure Storage, Inc., Class A(a)	958	19,332
QUALCOMM, Inc.	538	33,835
Red Hat, Inc.(a)	151	25,918
Schlumberger Ltd.	151	7,748
Sempra Energy	178	19,601
St. Joe Co.(a)	349	5,301
Starbucks Corp.	942	54,890
SunTrust Banks, Inc.	542	33,962
Tenet Healthcare Corp.(a)	427	10,987
TESARO, Inc.(a)	124	3,581
United Continental Holdings, Inc.(a)	424	36,256
VanEck Vectors Gold Miners ETF	1,206	22,830
Verizon Communications, Inc.	391	22,322
Wells Fargo & Co.	1,844	98,156
Welltower, Inc.	68	4,493
Western Digital Corp.	627	27,005
Williams Cos., Inc.	3,186	77,515
Zynga, Inc., Class A(a)	4,200	15,288

		2,787,533

Total Common Stocks — 98.3% (Cost — $4,982,256)		5,027,701

Preferred Stocks — 0.1%

Brazil — 0.1%
Itau Unibanco Holding SA, Preference Shares	300	3,970

Total Preferred Stocks — 0.1% (Cost — $4,034)		3,970

Total Long-Term Investments — 98.4% (Cost — $4,986,290)		5,031,671

Short-Term Securities — 2.6%
BlackRock Liquidity Funds, T-Fund,
Institutional Class, 2.07%(c)(d)	134,892	134,892

Total Short-Term Securities — 2.6% (Cost — $134,892)		134,892

Total Investments — 101.0% (Cost — $5,121,182)		5,166,563
Liabilities in Excess of Other Assets — (1.0)%		(49,061)

Net Assets — 100.0%		$5,117,502

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2018	BlackRock GA Enhanced Equity Fund

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.
(d)

During the year ended October 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,712	115,180	134,892	$134,892	$1,977	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	278,110	EUR	238,146	Bank of America N.A.	01/07/19	$6,686
USD	111,000	HKD	868,724	Morgan Stanley & Co. International PLC	01/07/19	34
USD	438,198	JPY	48,760,945	Goldman Sachs International	01/07/19	3,480

						10,200

AUD	180,000	USD	128,194	Morgan Stanley & Co. International PLC	01/07/19	(631)
CAD	240,000	USD	184,536	Morgan Stanley & Co. International PLC	01/07/19	(1,962)
CHF	126,520	USD	128,868	Morgan Stanley & Co. International PLC	01/07/19	(2,364)
GBP	155,000	USD	205,990	Morgan Stanley & Co. International PLC	01/07/19	(7,157)

						(12,114)

	Net unrealized depreciation					$(1,914)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$10,200	$—	$—	$10,200

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$12,114	$—	$—	$12,114

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$16,039	$—	$—	$16,039

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(2,960)	$—	$—	$(2,960)

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock GA Enhanced Equity Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,040,435
Average amounts sold — in USD	$492,694

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$10,200	$12,114

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$10,200	$12,114
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$10,200	$12,114

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A	$6,686	$—	$—	$—	$6,686
Goldman Sachs International	3,480	—	—	—	3,480
Morgan Stanley & Co. International PLC	34	(34)	—	—	—

	$10,200	$(34)	$—	$—	$10,166

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Morgan Stanley & Co. International PLC	$12,114	$(34)	$—	$—	$12,080

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2018	BlackRock GA Enhanced Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Belgium	$—	$26,118	$—	$26,118
Brazil	56,265	—	—	56,265
Canada	110,885	—	—	110,885
China	49,202	58,464	—	107,666
Czech Republic	—	3,950	—	3,950
France	18,253	197,790	—	216,043
Germany	29,177	118,266	—	147,443
Hong Kong	—	78,659	—	78,659
Indonesia	—	2,800	—	2,800
Italy	10,110	55,442	—	65,552
Japan	—	710,097	—	710,097
Netherlands	—	206,526	—	206,526
Portugal	—	9,060	—	9,060
Singapore	—	47,087	—	47,087
South Korea	—	78,324	—	78,324
Spain	—	34,578	—	34,578
Switzerland	—	73,191	—	73,191
Taiwan	—	78,208	—	78,208
Thailand	9,980	8,513	—	18,493
United Arab Emirates	—	49,824	—	49,824
United Kingdom	25,390	94,009	—	119,399
United States	2,787,533	—	—	2,787,533
Preferred Stock	3,970	—	—	3,970
Short-Term Securities	134,892	—	—	134,892

	$3,235,657	$1,930,906	$—	$5,166,563

Derivative Financial Instruments(a)
Assets
Foreign currency exchange contracts	$—	$10,200	$—	$10,200
Liabilities
Foreign currency exchange contracts	—	(12,114)	—	(12,114)

	$—	$(1,914)	$—	$(1,914)

(a)	Derivative financial instruments are forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2018

	BlackRock GA Disciplined Volatility Equity Fund	BlackRock GA Enhanced Equity Fund

ASSETS
Investments at value — unaffiliated(a)	$4,919,366	$5,031,671
Investments at value — affiliated(b)	27,321	134,892
Foreign currency at value(c)	127	—
Receivables:
Investments sold	4,184,889	2,828,867
Investment adviser	13,799	12,726
Dividends — unaffiliated	12,603	11,080
Dividends — affiliated	73	234
Unrealized appreciation on forward foreign currency exchange contracts	6,197	10,200
Prepaid expenses	10,145	10,146

Total assets	9,174,520	8,039,816

LIABILITIES
Investments sold short at value(d)	13,673	—
Payables:
Investments purchased	4,032,565	2,809,780
Other accrued expenses	100,232	98,067
Trustees’ and Officer’s fees	1,337	1,338
Board realignment and consolidation	1,015	1,015
Unrealized depreciation on forward foreign currency exchange contracts	8,439	12,114

Total liabilities	4,157,261	2,922,314

NET ASSETS	$5,017,259	$5,117,502

NET ASSETS CONSIST OF
Paid-in capital(e)(f)	$5,027,977	$5,028,543
Accumulated earnings (loss)	(10,718)	88,959

NET ASSETS	$5,017,259	$5,117,502

Net asset value per share	$9.97	$10.17

(a) Investments at cost — unaffiliated	$4,867,156	$4,986,290
(b) Investments at cost — affiliated	$27,321	$134,892
(c) Foreign currency at cost	$127	$—
(d) Proceeds received from investments sold short	$13,636	$—
(e) Shares outstanding	$503,260	$503,140
(f) Unlimited number of shares authorized, $0.10 par value

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Operations

Year Ended October 31, 2018

	BlackRock GA Disciplined Volatility Equity Fund	BlackRock GA Enhanced Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$133,597	$100,542
Dividends — affiliated	1,248	1,977
Foreign taxes withheld	(9,422)	(8,226)

Total investment income	125,423	94,293

EXPENSES
Investment advisory	20,857	22,498
Professional	67,933	68,940
Custodian	30,170	27,261
Transfer agent	16,011	16,004
Accounting services	11,921	12,000
Offering costs	11,371	14,131
Registration	11,277	11,277
Trustees and Officer	7,529	7,535
Printing	6,935	6,955
Board realignment and consolidation	1,015	1,015
Miscellaneous	4,914	5,115

Total expenses	189,933	192,731
Less:
Fees waived and/or reimbursed by the Manager	(148,083)	(149,576)
Transfer agent fees waived and/or reimbursed	(14,705)	(13,960)

Total expenses after fees waived and/or reimbursed	27,145	29,195

Net investment income	98,278	65,098

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(67,528)	22,613
Forward foreign currency exchange contracts	(15,501)	16,039
Foreign currency transactions	1,240	4,238
Capital gain distributions from investment companies — affiliated	1	—

	(81,788)	42,890

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(104,364)	(342,613)
Forward foreign currency exchange contracts	(2,383)	(2,960)
Foreign currency translations	(39)	45
Short sales — unaffiliated	(37)	—

	(106,823)	(345,528)

Net realized and unrealized loss	(188,611)	(302,638)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(90,333)	$(237,540)

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock GA Disciplined Volatility Equity Fund		BlackRock GA Enhanced Equity Fund
	Year Ended 10/31/18	Period from 06/01/17 (a) to 10/31/17	Year Ended 10/31/18	Period from 06/01/17 (a) to 10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$98,278	$22,612	$65,098	$17,330
Net realized gain (loss)	(81,788)	(31,103)	42,890	77,142
Net change in unrealized appreciation (depreciation)	(106,823)	156,668	(345,528)	388,929

Net increase (decrease) in net assets resulting from operations	(90,333)	148,177	(237,540)	483,401

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(73,600)	—	(162,593)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	20,326	5,012,689	23,156	5,011,078

NET ASSETS(c)
Total increase (decrease) in net assets	(143,607)	5,160,866	(376,977)	5,494,479
Beginning of period	5,160,866	—	5,494,479	—

End of period	$5,017,259	$5,160,866	$5,117,502	$5,494,479

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund
	Year Ended 10/31/18	Period from 06/01/17 (a) to 10/31/17
Net asset value, beginning of period	$10.30	$10.00

Net investment income(b)	0.20	0.05
Net realized and unrealized gain (loss)	(0.38)	0.25

Net increase (decrease) from investment operations	(0.18)	0.30

Distributions from net investment income(c)	(0.15)	—

Net asset value, end of period	$9.97	$10.30

Total Return(d)
Based on net asset value	(1.83)%	3.00	%(e)

Ratios to Average Net Assets
Total expenses	3.64%	4.34	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.52%	0.50	%(f)

Net investment income	1.88%	1.08	%(f)

Supplemental Data
Net assets, end of period (000)	$5,017	$5,161

Portfolio turnover rate	184%	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Enhanced Equity Fund
	Year Ended 10/31/18	Period from 06/01/17 (a) to 10/31/17
Net asset value, beginning of period	$10.97	$10.00

Net investment income(b)	0.13	0.03
Net realized and unrealized gain (loss)	(0.60)	0.94

Net increase (decrease) from investment operations	(0.47)	0.97

Distributions(c)
From net investment income	(0.17)	—
From net realized gain	(0.16)	—

Total distributions	(0.33)	—

Net asset value, end of period	$10.17	$10.97

Total Return(d)
Based on net asset value	(4.54)%	9.70	%(e)

Ratios to Average Net Assets
Total expenses	3.43%	4.35	%(f)(g)

Total expenses after fees waived and and/or reimbursed	0.52%	0.50	%(f)

Net investment income	1.16%	0.80	%(f)

Supplemental Data
Net assets, end of period (000)	$5,118	$5,494

Portfolio turnover rate	205%	70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements

1.	ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock GA Disciplined Volatility Equity Fund	GA Disciplined Volatility Equity	Diversified
BlackRock GA Enhanced Equity Fund	GA Enhanced Equity	Diversified

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

On November 13, 2018, GA Enhanced Equity’s Board approved a proposal to change the name of the Fund to BlackRock GA Dynamic Equity Fund. This change is effective January 1, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Funds’ portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average net assets of each Fund as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38
$3 Billion — $5 Billion	0.36
$5 Billion — $10 Billion	0.35
Greater than $10 Billion	0.34

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended October 31, 2018, the amounts waived were as follows:

GA Disciplined Volatility Equity	$61
GA Enhanced Equity	91

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended October 31, 2018, there were no fees waived by the Manager.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Expense Limitation
GA Disciplined Volatility Equity	0.50%
GA Enhanced Equity	0.50

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended October 31, 2018, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed in the Statements of Operations:

GA Disciplined Volatility Equity	$162,727
GA Enhanced Equity	163,445

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On October 31, 2018, the Funds’ waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2019	2020
GA Disciplined Volatility Equity:
Fund Level	$130,242	$162,727
GA Enhanced Equity:
Fund Level	133,443	163,445

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended October 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees’ and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
GA Disciplined Volatility Equity	$9,443,718	$9,407,882
GA Enhanced Equity	11,212,665	11,275,406

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the year ended October 31, 2018 and the period ended October 31, 2017. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	GA Disciplined Volatility Equity	GA Enhanced Equity
Paid-in capital	$(2,000)	$(2,640)
Accumulated earnings (loss)	2,000	2,640

The tax character of distributions paid was as follows:

		GA Disciplined Volatility Equity	GA Enhanced Equity
Ordinary income	10/31/18	$73,600	$162,593

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	GA Disciplined Volatility Equity	GA Enhanced Equity
Undistributed ordinary income	$35,537	$118,215
Capital loss carryforwards	(88,985)	—
Net unrealized gains (losses)(a)	42,730	(29,256)

	$(10,718)	$88,959

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

As of October 31, 2018, GA Disciplined Volatility Equity had capital loss carryforwards available to offset future realized capital gains of $88,985, all of which has no expiration date.

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	GA Disciplined Volatility Equity	GA Enhanced Equity
Tax cost	$4,904,461	$5,195,787

Gross unrealized appreciation	$96,312	$184,339
Gross unrealized depreciation	(53,496)	(213,529)

Net unrealized appreciation (depreciation)	$42,816	$(29,190)

8.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2018, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2018		Period from June 1, 2017 (a) to October 31, 2017
	Shares	Amount	Shares	Amount
GA Disciplined Volatility Equity
Shares sold	2,830	$28,987	501,347	$5,013,498
Shares redeemed	(837)	(8,661)	(80)	(809)

Net increase	1,993	$20,326	501,267	$5,012,689

GA Enhanced Equity
Shares sold	2,744	$30,892	501,172	$5,012,103
Shares redeemed	(679)	(7,736)	(97)	(1,025)

Net increase	2,065	$23,156	501,075	$5,011,078

(a)	Commencement of operations.

As of October 31, 2018, shares of the Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

GA Disciplined Volatility Equity	500,000
GA Enhanced Equity	500,000

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Undistributed net investment income as of October 31, 2017 is as follows:

Undistributed Net Investment Income
GA Disciplined Volatility Equity	$22,401
GA Enhanced Equity	34,650

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Enhanced Equity Fund and Board of Trustees of Managed Account Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of GA Disciplined Volatility Equity Fund and BlackRock GA Enhanced Equity Fund of Managed Account Series (the “Funds”), including the schedules of investments as of October 31, 2018, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2018 and the period from June 1, 2017 (commencement of operations) to October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year ended October 31, 2018 and the period from June 1, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended October 31, 2018, the following information is provided with respect to the ordinary income distribution paid by the Funds:

	Payable Date	GA Disciplined Volatility Equity	GA Enhanced Equity
Qualified Dividend Income for Individuals	12/20/17	82.48%	24.26%
Dividends Qualifying for the Dividend Received Deduction for Corporations	12/20/17	52.20%	11.52%
Qualified Short-term Capital Gains(a)	12/20/17	—	100%

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	31

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Managed Account Series (the “Trust”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock GA Disciplined Volatility Equity Fund (the “Disciplined Volatility Equity Fund”) and BlackRock GA Enhanced Equity Fund (the “Enhanced Equity Fund”) (each, a “Fund” and together, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the performance of each Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the since-inception period reported, the Disciplined Volatility Equity Fund ranked in the fourth quartile against its Performance Peers. The Board and BlackRock reviewed the Disciplined Volatility Equity Fund’s underperformance during the applicable period. The Board did note that since-inception, the Disciplined Volatility Equity Fund’s investment performance has been generally in line with its benchmark, underperforming the benchmark by 68 basis points.

The Board and BlackRock discussed BlackRock’s strategy for improving the Disciplined Volatility Equity Fund’s investment performance. Discussions covered topics such as performance attribution, the Disciplined Volatility Equity Fund’s investment personnel, and the resources appropriate to support the Disciplined Volatility Equity Fund’s investment processes.

The Board noted that for the since-inception period reported, the Enhanced Equity Fund ranked in the second quartile against its Performance Peers and exceeded its benchmark.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	33

Disclosure of Investment Advisory Agreement  (continued)

fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Disciplined Volatility Equity Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Disciplined Volatility Equity Fund’s Expense Peers. The Board also noted that the Disciplined Volatility Equity Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Disciplined Volatility Equity Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Disciplined Volatility Equity Fund’s total expenses as a percentage of the Disciplined Volatility Equity Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Enhanced Equity Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Enhanced Equity Fund’s Expense Peers. The Board also noted that the Enhanced Equity Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Enhanced Equity Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Enhanced Equity Fund’s total expenses as a percentage of the Enhanced Equity Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Funds, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	35

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems);
John F. O'Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming, since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	None

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees to take office on January 1, 2019. The newly-elected Trustees include seven current Trustees and eight individuals who currently serve as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who will serve as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Further information about the Trust’s Trustees and Officers is available in each Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	39

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MASGA-10/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Henry R. Keizer Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Equity Fund	$39,780	$35,802	$0	$0	$20,000	$20,000	$0	$0
Black Rock GA Dynamic Equity Fund (Formerly BlackRock GA Enhanced Equity Fund Fund)	$40,800	$36,620	$0	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Fund	$20,000	$20,000
BlackRock GA Dynamic Equity Fund (Formerly BlackRock GA Enhanced Equity Fund)	$20,000	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date:	January 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date:	January 4, 2019